YOUTHSTREAM MEDIA NETWORKS, INC. AND SUBSIDIARIES
Summary of Unaudited Pro Forma Condensed Consolidated Financial Information

On March 9, 2005, YouthStream Media Networks, Inc. (“YouthStream”), completed the acquisition of KES (the "Acquisition"), which was deemed effective March 1, 2005. Pursuant to definitive agreements executed with KES Holdings and Atacama Capital Holdings, Ltd., a British Virgin Islands company ("Atacama", and together with KES Holdings, collectively, the "Sellers"), YouthStream, through its newly-formed subsidiary, YouthStream Acquisition Corp., a Delaware corporation ("Acquisition Corp."), acquired 100% of the membership interests of KES by acquiring (i) a 37.45% membership interest from KES Holdings and (ii) all of the capital stock of Atacama KES Holding Corporation, a wholly-owned subsidiary of Atacama (“Atacama KES”) and the owner of the remaining 62.55% membership interest in KES. As consideration for the Acquisition, Acquisition Corp. issued to the Sellers (i) $40,000,000 in promissory notes (the “Notes”), (ii) 25,000 shares of 13% Series A Non-Convertible Preferred Stock with an aggregate liquidation value of $25,000,000 (the “13% Series A Preferred Stock”) and (iii) 100% of its authorized shares of Series B Non-Voting Common Stock. With respect to the $65,000,000 of purchase consideration, $19,000,000 of the Notes and $10,000,000 of the 13% Series A Preferred Stock were issued to KES Holdings, and $21,000,000 of the Notes and $15,000,000 of the 13% Series A Preferred Stock were issued to Atacama. YouthStream also contributed an aggregate of $500,000 of cash to Acquisition Corp. as consideration for the issuance by Acquisition Corp. of 100% of its Series A Voting Common Stock. In addition, YouthStream will periodically be required to purchase shares of Series B Preferred Stock of Acquisition Corp. in amounts equal to distributions it receives on its KES Holdings membership interest.

As a result of these transactions, YouthStream owns 80.01% of the common stock, and 100% of the voting stock, of Acquisition Corp. The remaining 19.99% common stock interest in Acquisition Corp. is owned 62.55% by Atacama and 37.45% by KES Holdings. YouthStream currently has a 2.67% equity interest in KES Holdings (this percentage has increased from 1.00% as a result of the redemption of another member’s interest).

The unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2004 and the three months ended December 31, 2004 presented herein gives effect to the Acquisition as if the transaction had on the last day of the immediately preceding fiscal period. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 presented herein gives effect to the Acquisition as if the transaction had occurred on December 31, 2004.

The unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2004 and the three months ended December 31, 2004 include certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 includes certain adjustments that are directly attributable to the transaction and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only. The unaudited pro forma condensed consolidated financial information presented herein is based on management’s estimate of the effects of the Acquisition, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the Acquisition been consummated on the dates indicated, or that may be achieved in the future.

The unaudited pro forma condensed consolidated financial information presented herein should be read in conjunction with the financial statements of KES Acquisition Company, LLC contained elsewhere in this Current Report on Form 8-K/A, as well as the information contained in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 14, 2005.

YOUTHSTREAM MEDIA NETWORKS, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
December 31, 2004

	YouthStream Media Networks,	KES Acquisition
	Inc. and	Company,	Pro Forma			Pro Forma
	Subsidiaries	LLC	Adjustments			Total

ASSETS
Current assets:
Cash and cash equivalents	$558,958	$385,720	$-			$944,678
Current portion of note receivable, including accrued interest	204,343	-	-			204,343
Accounts receivable, less allowance for doubtful accounts	-	10,357,671	-			10,357,671
Inventories	-	15,912,385	-			15,912,385
Prepaid expenses and other current assets	27,805	1,124,932	-			1,152,737
Total current assets	791,106	27,780,708	-			28,571,814

Property, plant and equipment	140,068	6,627,863	-			6,767,931
Less accumulated depreciation and amortization	(140,068)	(517,143)	-			(657,211)
Property, plant and equipment, net	-	6,110,720	-			6,110,720

Other assets:
Note receivable, including accrued interest, less current portion	47,732	-	-			47,732
Deferred loan costs, net of amortization	-	531,148	-			531,148
Deposits	-	225,060	-			225,060
Deferred costs relating to KES transaction	335,146	-	187,702	(c	)	-
			648,558	(d	)
			(1,171,406)	(e	)
Investment in KES Holdings	125,000	-	(125,000)	(g	)	-
Investment in KES Acquisition Company, LLC	-	-	24,733,000	(a	)	-
			39,493,000	(b	)
			(64,226,000)	(g	)
Due from YouthStream Acquisition Corp.	-	187,702	(187,702)	(c	)	-
Total other assets	507,878	943,910	(647,848)			803,940

Total assets	$1,298,984	$34,835,338	$(647,848)			$35,486,474

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
Accounts payable	$949,773	$6,913,679	$-			$7,863,452
Accrued expenses	948,083	1,529,181	648,558	(d	)	3,125,822
Secured line of credit	-	14,272,495	-			14,272,495
Current portion of equipment contract payable	-	72,016	-			72,016
Current portion of capital lease obligation	-	332,879	-			332,879
Liabilities related to discontinued operations	2,490,993	-	-			2,490,993
Total current liabilities	4,388,849	23,120,250	648,558			28,157,657

Non-current liabilities:
Accrued interest payable:
12% subordinated promissory notes payable to related parties	-	457,479	-			457,479
12% subordinated promissory notes payable to related parties	-	7,000,000	-			7,000,000
4% note payable to related party, plus cumulative interest	3,952,775	-	-			3,952,775
4% note payable to investor, net of amortized discount	962,008	-	-			962,008
8% subordinated secured promissory notes payable to related parties	-	-	39,493,000	(b	)	39,493,000
Equipment contract payable, less current portion	-	231,187	-			231,187
Capital lease obligation, less current portion	-	1,596,392	-			1,596,392
Deferred rent	-	171,428	-			171,428

Preferred stock of subsidiary subject to mandatory redemption	-	-	24,733,000	(a	)	24,733,000
Preferred stock subject to mandatory redemption	5,269,333	-	-			5,269,333

Minority interest - related parties	-	-	446,980	(f	)	215,158
			(231,822)	(h	)
Total liabilities	14,572,965	32,576,736	65,089,716			112,239,417

Stockholders' deficiency:
Preferred stock, $0.01 par value	-	-	-			-
Common stock, $0.01 par value	398,486	-	-			398,486
Additional paid-in capital - YouthStream Media Networks, Inc.	331,200,561	-	(62,539,378)	(g	)	268,661,183
Additional paid-in capital - KES Acquisition Company, LLC	-	2,258,602	(446,980)	(f	)	-
			(1,811,622)	(g	)
Accumulated deficit	(344,043,452)	-	(1,171,406)	(e	)	(344,983,036)
			231,822	(h	)
Treasury stock	(829,576)	-	-			(829,576)
Total stockholders' deficiency	(13,273,981)	2,258,602	(65,737,564)			(76,752,943)

Total liabilities and stockholders' deficiency	$1,298,984	$34,835,338	$(647,848)			$35,486,474

NOTES:
(a) To record issuance of 24,733 shares of Series A 13% cumulative, non-convertible, redeemable preferred stock, mandatory redemption and liquidation value of $1,000 per share, plus cumulative dividends.

(b) To record issuance of $39,493,000 in 8% subordinated secured promissory notes payable.
(c) To record reclassification of KES transaction costs advanced by KES Acquisition Company, LLC.
(d) To record additional accrual of professional fees related to the KES transaction.
(e) To record expense of KES transaction.
(f) To record minority interest in KES Acquisition Company, LLC. on September 30, 2004 (19.7901% of $2,258,602 = $446,980).
(g) To record deemed distribution to sellers of KES Acquisition Company, LLC in excess of predecessor company's basis.
(h) To record minority interest in expense of KES transaction (19.7901% of $1,171,406 = $231,822).

YOUTHSTREAM MEDIA NETWORKS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended September 30, 2004

	YouthStream Media Networks,	KES Acquisition
	Inc. and	Company,	Pro Forma			Pro Forma
	Subsidiaries	LLC	Adjustments			Total

NET SALES	$-	$48,911,338	$-			$48,911,338

COSTS AND EXPENSES
Cost of sales	-	51,158,622	-			51,158,622
Mill start-up costs	-	568,846	-			568,846
Selling	-	571,051	-			571,051
General and administrative	1,090,256	2,985,612	-			4,075,868
	1,090,256	55,284,131	-			56,374,387
Loss from operations	(1,090,256)	(6,372,793)	-			(7,463,049)

OTHER INCOME (EXPENSE)
Interest income	49,566	27,630	-			77,196
Interest expense:
13% Series A Preferred Stock	-	-	(3,215,290)	(a	)	(3,215,290)
Notes payable to related parties	-	(235,233)	(3,159,440)	(b	)	(3,394,673)
Other	(41,509)	(575,033)	-			(616,542)
Other income (expense), net	-	207,723	-			207,723
	8,057	(574,913)	(6,374,730)			(6,941,586)

LOSS BEFORE INCOME TAXES AND MINORITY INTEREST	(1,082,199)	(6,947,706)	(6,374,730)			(14,404,635)
Income tax benefit (expense)	88,372	-	-			88,372
LOSS BEFORE MINORITY INTEREST	(993,827)	(6,947,706)	(6,374,730)			(14,316,263)

MINORITY INTEREST - related parties	-	-	1,605,536	(c	)	1,605,536
LOSS FROM CONTINUING OPERATIONS	(993,827)	(6,947,706)	(4,769,194)			(12,710,727)

LOSS FROM DISCONTINUED OPERATIONS
Discontinued operations	(550,072)	-	550,072	(d	)	-
Disposal of discontinued operations	(821,721)	-	821,721	(d	)	-
LOSS FROM DISCONTINUED OPERATIONS	(1,371,793)	-	1,371,793			-

NET LOSS	$(2,365,620)	$(6,947,706)	$(3,397,401)			$(12,710,727)

NET LOSS PER COMMON SHARE - Basic and Diluted						$(0.32)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - Basic and Diluted						39,242,251

NOTES:
(a) To record dividends on 24,733 shares of Series A 13% preferred stock ($24,733,000 at 13% for 365 days).
(b) To record interest expense on subordinated secured promissory notes payable $39,493,000 at 8% for 365 days).
(c) To record minority interest in pro forma net loss.

Net loss of KES Acquisition Company, LLC			$(6,947,706)
AJE (a)			(3,215,290)
AJE (b)			(3,159,440)
Pro forma net loss subject to minority interest			(13,322,436)
Minority interest percentage			19.7901%
Minority interest in pro forma net loss, before limitation	(A	)	$(2,636,523)

100% of equity in KES Acquisition Company, LLC on 9/30/04 before loss allocation			9,284,232
KES transaction costs presumed expensed on 9/30/03			(1,171,406)
			8,112,826
Minority interest percentage			19.7901%
Minority interest before pro forma loss allocation	(B	)	$1,605,536

Minority interest in pro forma net loss after limitation (lesser of A or B)			$1,605,536

(d) To eliminate loss from discontinued operations.

YOUTHSTREAM MEDIA NETWORKS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Three Months Ended December 31, 2004

	YouthStream Media Networks,	KES Acquisition
	Inc. and	Company,	Pro Forma			Pro Forma
	Subsidiaries	LLC	Adjustments			Total

NET SALES	$-	$27,487,646	$-			$27,487,646

COSTS AND EXPENSES
Cost of sales	-	25,760,188	-			25,760,188
Mill start-up costs	-	-	-			-
Selling	-	357,704	-			357,704
General and administrative	194,671	837,779	-			1,032,450
	194,671	26,955,671	-			27,150,342
Income (loss) from operations	(194,671)	531,975	-			337,304

OTHER INCOME (EXPENSE)
Interest income	14,365	40	-			14,405
Interest expense:
13% Series A Preferred Stock	-	-	(810,429)	(a	)	(810,429)
Notes payable to related parties	-	(211,726)	(796,352)	(b	)	(1,008,078)
Other	(10,572)	(485,174)	-			(495,746)
Other income (expense), net	(17,738)	86,961	-			69,223
	(13,945)	(609,899)	(1,606,781)			(2,230,625)

LOSS BEFORE INCOME TAXES AND MINORITY INTEREST	(208,616)	(77,924)	(1,606,781)			(1,893,321)
Income tax benefit (expense)	-	-	-			-
LOSS BEFORE MINORITY INTEREST	(208,616)	(77,924)	(1,606,781)			(1,893,321)

MINORITY INTEREST - related parties	-	-	230,578	(c	)	230,578
LOSS FROM CONTINUING OPERATIONS	(208,616)	(77,924)	(1,376,203)			(1,662,743)

LOSS FROM DISCONTINUED OPERATIONS
Discontinued operations	-	-	-			-
Disposal of discontinued operations	-	-	-			-
LOSS FROM DISCONTINUED OPERATIONS	-	-	-			-

NET LOSS	$(208,616)	$(77,924)	$(1,376,203)			$(1,662,743)

NET LOSS PER COMMON SHARE - Basic and Diluted						$(0.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - Basic and Diluted						39,242,251

NOTES:
(a)To record dividends on 24,733 shares of Series A 13% preferred stock ($24,733,000 at 13% for 92 days).
(b)To record interest expense on subordinated secured promissory notes payable $39,493,000 at 8% for 92 days).
(c)To record minority interest in pro forma net loss.

Net loss of KES Acquisition Company, LLC			$(77,924)
AJE (a)			(810,429)
AJE (b)			(796,352)
Pro forma net loss subject to minority interest			(1,684,705)
Minority interest percentage			19.7901%
Minority interest in pro forma net loss, before limitation	(A	)	$(333,405)

100% of equity in KES Acquisition Company, LLC on 12/31/04 before loss allocation			2,336,526
KES transaction costs presumed expensed on 9/30/03			(1,171,406)
			1,165,120
Minority interest percentage			19.7901%
Minority interest before pro forma loss allocation	(B	)	$230,578

Minority interest in pro forma net loss after limitation (lesser of A or B)			$230,578